                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              IRON DYNAMICS, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as presented by the provisions of the Indiana Business Corporation Law, as amended.

NOW, THEREFORE, I hereby issue to such corporation this Certificate of Incorporation, and further certify that its corporate existence will begin June 12, 1995.

                                                     In Witness Whereof, I have
                                                     hereunto set my hand and
                                                     affixed the seal of the
                                                     State of Indiana, at the
                                                     City of Indianapolis, this
                                                     Twelfth day of June, 1995.


                                                         /s/
                                                       ------
                                                       Deputy

ARTICLES OF INCORPORATION   1995060912  Provided by:   JOSEPH H. HOGSETT
State Form 4159 (R9 /9-93)               APPROVED AND  Secretary of State
Approved by State Board of Accounts 1992    FILED      Corporations Division
                                                       302 W. Washington St.,
                                                         Rm. E018
                                                       Indianapolis, IN 46204
                                                       Telephone: (317) 232-6576
                                                       Indiana Code: 23-1-21-2
                                                       FILING FEE: $90.00

INSTRUCTIONS:     Use 8 1/2 x 11 inch white paper for inserts.
                  Filing requirements - present original and one copy to the address in the upper right corner of this form.


-------------------------------------------------------------------------------
                           ARTICLES OF INCORPORATION
-------------------------------------------------------------------------------
Indicate the appropriate act The undersigned, desiring to form a corporation (herein after referred to as "Corporation") pursuant to the provisions of:
/X/Indiana Business Corporation Law /X/Indiana Professional Corporation Act 1983 As amended, executes the following Articles of Incorporation:
-------------------------------------------------------------------------------
                                ARTICLE I - NAME
-------------------------------------------------------------------------------
Name of Corporation
                              Iron Dynamics, Inc.
-------------------------------------------------------------------------------
(the name must contain the word "Corporation," "Incorporated," "Limited," "Company" or an abbreviation of one of these words.)

-------------------------------------------------------------------------------
                   ARTICLE II - REGISTERED OFFICE AND AGENT
-------------------------------------------------------------------------------
Registered Agent: The name and street address of the Corporation's Registered Agent and Registered Office for service of process are:
-------------------------------------------------------------------------------
Name of Registered Agent
Keith E. Busse
-------------------------------------------------------------------------------
Address of Registered Office (street or building)    City     State   ZIP Code
4500 County Road 59                                  Butler   Indiana 46721
-------------------------------------------------------------------------------
Principal Office: The post office address of the principal office of the Corporation is:
-------------------------------------------------------------------------------
Post Office Address                                  City     State   ZIP Code
4500 County Road 59                                  Butler   IN      46721
-------------------------------------------------------------------------------
                        ARTICLE III - AUTHORIZED SHARES
-------------------------------------------------------------------------------
Number of shares: One Thousand (1,000) common shares, 1 (cent) par value
-------------------------------------------------------------------------------
                          ARTICLE IV - INCORPORATORS
     [the name(s) and address(es) of the Incorporators of the corporation]
-------------------------------------------------------------------------------
    NAME           NUMBER AND STREET       CITY       STATE       ZIP CODE
                     OR BUILDING
-------------------------------------------------------------------------------
Robert S. Walters  215 East Berry Street  Fort Wayne   IN           46802
-------------------------------------------------------------------------------
In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 9th day of June, 1995.
-------------------------------------------------------------------------------
Signature                              Printed name
   /s/                                 Robert S. Walters
-------------------------------------------------------------------------------
This instrument was prepared by: (name)
Robert S. Walters, Esq.
-------------------------------------------------------------------------------
Address (number, street, city and state, ZIP)
215 East Berry Street, Fort Wayne, IN 46802
-------------------------------------------------------------------------------